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                           THE CENTRIS GROUP, INC.
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                        AMENDED 1988 EMPLOYEE STOCK PLAN


I.   PURPOSE

     The purpose of The Centris Group, Inc. 1988 Employee Stock Plan, as Amended
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in January 1997, (the "Plan") is to further the interest of The Centris Group,
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Inc. (the "Company") by inducing individuals to become, or remain employees of
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the Company or its Subsidiaries through stock options, stock appreciation rights and restricted stock which may be granted under the Plan. Options granted under the Plan may either be options intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code, or nonqualified stock options.

II.  DEFINITIONS

     The following terms shall have the following meanings for purposes of this
Plan:

     a. "Award" shall mean a grant of Stock Options, Stock Appreciation Rights, Restricted Stock or any combination thereof.

     b.  "Board" shall mean the Board of Directors of The Centris Group, Inc.
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     c.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     d.  "Committee" shall mean the committee appointed by the Board pursuant to
Section III(A) below to administer the Plan or, if no committee has been appointed, the Board.

     e. "Common Stock" shall mean the common stock of the Company, as described in the Company's Articles of Incorporation.

     f.  "Company" shall mean The Centris Group, Inc., a Delaware corporation.
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     g.  "Disability" shall mean that because of injury or sickness a person cannot perform each of the material duties of his or her regular occupation.

     h. "Non-Employee Director" means any director of the Company who qualifies as a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     i. "Employee" shall mean any officer, or employee of the Company or its Subsidiaries. For purposes of grants of Incentive Stock Options under this Plan, the term Employee shall be limited to active employees of the Company or its Subsidiaries.

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     j.  "Fair Market Value Per Share" shall be the mean between the highest and lowest quoted selling prices of the Common Stock on the date of the grant of the Award, or if not available, the mean between the bona fide bid and asked prices of the Common Stock on the date of the grant of the Award.

     k. "Incentive Stock Option" ("ISO") shall mean an Option granted under the Plan which is designated as an incentive stock option, and which qualifies as such within the meaning of Section 422A of the Code.

     l. "Nonqualified Option" ("NQSO") shall mean an Option granted under the Plan which is designated as a nonqualified stock option, and which shall not be qualified as an incentive stock option within the meaning of Section 422A of the Code.

     m. "Option" shall mean an Incentive Option, as defined in Section II(k) above, or a Non-qualified Option as defined in Section II(l) above.

     n. "Optionee" shall mean any Employee who has been awarded an Option to purchase shares of Common Stock or who has been awarded SARs under the Plan.

     o.  "Plan" shall mean The Centris Group, Inc. 1988 Employee Stock Plan, as
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amended.

     p. "Restricted Stock" shall mean shares of Common Stock awarded to an Employee under Section X of the Plan.

     q. "Stock Appreciation Right" ("SAR") shall mean the right to receive the appreciation in value of the Common stock between the date of the grant of the SAR and the date the SAR is exercised. A granted SAR may be attached to an Option or separate from an Option.

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III.  ADMINISTRATION

     A. The Plan shall be administered by the Board or, in the discretion of the Board, by a committee of the Board that is composed solely of two or more Non-Employee Directors (the "Committee"). Subject to the provisions of the Plan, the Committee or the Board shall have the authority to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan. All determinations of the Committee or the Board shall be binding on all Plan participants.

     B. The Company will indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the bad faith, willful misconduct or criminal acts of such persons.

IV.  SHARES SUBJECT TO PLAN

     The stock subject to the Plan shall consist of 600,000 shares (as adjusted
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for the February, 1998 100% stock split) of the Company's Common Stock.  If any
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Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of this Plan. If any Restricted Stock is forfeited to the Company, such shares shall again be available for the purposes of this Plan. Any shares of stock that are surrendered to the Company in a stock-for-stock exercise of an Option shall be available for issuance under the Plan.

V.  ELIGIBILITY AND PARTICIPATION

     A. The Committee shall determine the Employees to whom Options, SARs, Restricted Stock or any combination thereof, shall be granted, the time or times at which such Awards shall be granted, and the number of shares to be subject to each Award. An Employee may be granted ISOs, NQSOs, SARs, Restricted Stock or any combination of the four; provided, however, that the grant of ISOs and NQSOs to an Employee shall be made in separate Option grants, and each ISO and each NQSO shall be specifically designated as such.

     B. No Employee shall be granted ISOs such that the aggregate fair market value (determined at the time the Option is granted) of the shares granted under all stock option plans of the Company exceeds $100,000 for options becoming exercisable in any calendar year.

VI.  PURCHASE PRICE

     The purchase price of each share covered by each Option shall be established by the Committee at the date of grant, but such price shall not be less than 100 percent of the Fair Market Value Per Share of the Common Stock; provided, however, that if at the time an ISO is granted the Optionee, owns or would be considered to own by reason of Section 425(d) of the Code, more than 10 percent of the total combined voting power of all classes of stock of the Company, the purchase price of the shares covered by such ISO shall not be less than 110

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percent of the Fair Market Value Per Share of the common stock on the date the
ISO is granted.

VII.  DURATION OF OPTIONS

     The expiration date of any Option shall be determined by the Committee. In the event the Committee does not specify the expiration date of the Option, the expiration date shall be ten years after the date of grant for ISOs and ten years and one day from the date of grant for NQSOs, subject to earlier termination as provided herein.

VIII.  OPTIONS

       A. Options awarded under the Plan shall be evidenced by an Option agreement which shall be in such form as the Committee may determine. Without limiting the foregoing, the Committee may include in any Option agreement a provision conditioning or accelerating the grant of an Option, or the receipt of benefits pursuant to such Option, upon the exercise or settlement of a previous Option.

       B. An Optionee may purchase fewer than the total number of shares granted in an Option, provided that a partial exercise of an Option may not be for less than 100 shares, unless fewer than 100 shares remain unexercised in an Award, in which case the entire remaining Option must be exercised at one time. As a condition to the exercise, in whole or in part, of any Option, the Committee may require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state, or local taxes that are required to be paid in connection with the exercise of such Option.

       C. To the extent the right to purchase shares has vested, Options may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised. Such notice shall comply with all applicable rules established by the Committee.

       D. Full payment for the shares with respect to which such Option, or portion thereof is exercised shall be made in combination of cash, check, or shares of the Company's Common Stock (valued at their fair market value on the date of delivery) owned by the Optionee, duly endorsed for transfer to the Company, equal to the aggregate option price and applicable taxes of the shares with respect to which such Option or portion thereof is being exercised; provided, however, that the Committee may, in the exercise of its discretion,
(i) allow exercise of an Option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, (ii) allow the Company to loan the exercise price to the person entitled to exercise the Award, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and applicable taxes, and/or
(iii) allow the Company to assist any Optionee (including any officer of the Company) in the payment of the exercise price payable upon exercise of such Option, by lending the amount of such exercise price to the Optionee on such terms and at such rates of interest and upon such

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security (or unsecured) as shall have been authorized by or under authority of the Committee or the Board.

IX.  STOCK APPRECIATION RIGHTS

     The Committee, in its discretion, may grant, either by attachment to an Option at the time of grant, or by amendment, or on a separate basis, a Stock Appreciation Right which shall be subject to such terms and conditions, not inconsistent with the Plan as the Committee may impose, including the following:

     a. SARs awarded under the Plan shall be evidenced by a Stock Appreciation Rights agreement which shall be in such form as the Committee may determine.

     b. An SAR may be exercised only to the extent that the Option to which it is attached is at the time exercisable; or, if issued separately, pursuant to the terms of the Stock Appreciation Rights agreement.

     c. An SAR shall entitle the holder to surrender to the Company either the Option (or a portion thereof) to which the SAR is attached, or the SAR, if issued separately from an Option, and receive in exchange therefore, as the Committee in its discretion may determine, either cash, shares of the Company's Common Stock, or a combination of both having a fair market value on the date of exercise in the aggregate equal to the appreciation in value of the shares in respect to which the right is exercised. Such appreciation shall be measured by either the difference between the aggregate Option price of such shares and their fair market value at the date of exercise (with respect to SARs attached to an Option), or the difference between the fair market value of such shares at the time of grant and at the time of exercise (with respect to SARs issued separately from Options).

     d. If the Stock Appreciation Right is attached to an Option, the exercise of the Stock Appreciation Right shall cancel the Option to which the Stock Appreciation Right is attached.

X.   RESTRICTED STOCK

     A. The Committee may award shares of Restricted Stock which are subject to the terms of this Section X and such other conditions as the Committee may prescribe in a Restricted Stock Award. Each certificate for Restricted Stock shall be registered in the name of the Employee and deposited with the Company by the Employee, together with a stock power endorsed in blank.

     B. Restricted Stock awarded under the Plan shall be evidenced by a Restricted Stock agreement which shall be in such form as the Committee may determine.

     C. At the time of the Award, there shall be established for the Employee a "Restriction Period" of such length as shall be determined by the Committee. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein

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provided, during the Restriction Period. Except for such restrictions, the
Employee shall have all the rights of a stockholder of the Company, with respect to such Restricted Stock.

     D. At the expiration of the Restriction Period, the Company shall redeliver to the Employee (or the Employee's legal representative or beneficiary) the shares and stock power deposited with the Company pursuant to
Section X.A.

XI.  NONTRANSFERABILITY OF AWARDS

     An Employee may not transfer, assign, pledge, or hypothecate any Option, SAR or Restricted Stock granted under this Plan, except pursuant to an exercise of an Option through the use of a Regulation T Margin Account solely for the purpose of exercising the underlying Option. Otherwise, Awards may only be transferred pursuant to the Employee's will, or the laws of descent and distribution.

XII.  CONTINUATION OF EMPLOYMENT

     Nothing contained in the Plan or any Award granted under the Plan shall confer upon any Employee any rights with respect to continuation of employment by the Company, nor shall this Plan or any individual agreement issued pursuant hereto be deemed a contract of employment.

XIII.  TERMINATION OF EMPLOYMENT - ISOS/SARS

     A. If an Optionee ceases to be an Employee for any reason other than death, Disability, or retirement at or after age 55, any ISO or SAR previously granted shall terminate upon the termination of employment.

     B. If an Optionee ceases to be an Employee due to retirement at or after age 55, any ISO or SAR shall terminate 90 days following the date oftermination, unless by its terms it shall expire before such date, or otherwise terminate as provided herein, in which case it shall only be exercisable to the extent that it would have been exercisable had the Employee not terminated employment.

     C. If an Optionee terminates employment due to death or Disability, any ISO or SAR granted under this Plan shall terminate one year after the date of termination of employment, unless by its terms it shall expire before such date, or otherwise terminate as provided herein, in which case it shall only be exercisable to the extent that it would have been exercisable had the employee not terminated employment. In the case of death, any outstanding ISO or SAR may be exercised by the person or persons to whom the Optionee's rights under the ISO or SAR shall pass by will or by the laws of descent and distribution.

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XIV.  TERMINATION OF EMPLOYMENT - NQSOS

      A. If an Optionee ceases to be an Employee for any reason other than death, Disability, or retirement at or after age 55, any NQSOs previously granted shall terminate upon the termination of employment.

      B. If an Optionee ceases to be an Employee due to retirement at or after age 55 any NQSOs granted to the employee under this Plan shall terminate upon their normal expiration date as if the Optionee had remained an employee of the Company.

      C. If an Optionee terminates employment due to death or Disability, any NQSO granted under this Plan shall terminate one year after the date of termination of employment, unless by its terms it shall expire before such date, or otherwise terminate as provided herein, in which case it shall only be exercisable to the extent that it would have been exercisable had the employee not terminated employment. In the case of death, any outstanding NQSO may be exercised by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution.

XV.  TERMINATION OF EMPLOYMENT - RESTRICTED STOCK

     A. If a recipient of Restricted Stock ceases to be an Employee for any reason other than death, Disability or retirement at or after age 55, any shares of Restricted Stock to which the restrictions of Section X have not lapsed shall be forfeited.

     B. If a recipient of Restricted Stock ceases to be an Employee for reasons of death, Disability or retirement at or after age 55, the Employee, the legal representative or named beneficiary of the Employee if the Employee is legally incapacitated or deceased, shall be entitled to receive, free of restrictions of
Section X, such portion of an Award as the Committee shall determine, but in no event less than the number of shares in an Award multiplied by a fraction, the numerator of which shall be the number of months elapsed from the date of the Award, and the denominator of which shall be the number of months in the Restriction Period.

XVI.  DILUTION AND OTHER ADJUSTMENTS

      A. In the event any change in the outstanding Common Stock of the Company occurs by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, if the Committee shall determine in its sole discretion, that such change equitably requires an adjustment in the number, or option price per share of the Options, or the number of shares, SARs or Restricted Stock awarded, such shares, SARs or the price of such Options may be appropriately adjusted by the Committee.

      B. Notwithstanding Subsection (A) of this Section, upon the dissolution or liquidation of the Company, or upon any change in control, any options or SARs granted and outstanding under the Plan shall become immediately exercisable in full and shall remain

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exercisable until the effective date of such transaction and the Restriction
Period on any Restricted Stock shall lapse. Any Option or SAR not exercised by the effective date of such transaction shall terminate on such date.

XVII.  AMENDMENT AND TERMINATION OF PLAN

       A. The Board may from time to time, and with respect to any shares at the time not subject to an Option or SAR or issued as Restricted Stock, suspend or terminate the Plan or amend or revise the terms of the Plan, provided that any material amendment to the Plan shall be approved by the stockholders of the Company.

       B. No amendment, suspension, or termination of the Plan shall, without the consent of the Employees who have received Awards, alter or impair any rights or obligations under any Award previously granted under the Plan.

       C. The terms and conditions of any Award granted to an Employee may be modified only by a written agreement executed by the Employee and the Company; provided, however, that if any amendment or modification of an ISO would constitute a "modification, extension, or renewal" within the meaning of Section 425(h) of the Code, such amendment shall state that "the parties hereto recognize and agree that this amendment constitutes a modification, renewal, or extension of the option granted within the meaning of Section 425(h) of the Code."

XVIII. EFFECTIVE DATE

       This Plan shall become effective upon adoption by the Board and approval by the stockholders of the Company; provided, however, that prior to approval of the Plan by the stockholders, but after adoption by the Board, Options may be granted under the plan subject to approval of adoption of the Plan by the stockholders. The Plan shall be null and void ab initio if not approved by the Company's stockholders within 12 months after the date of adoption of the Plan by the Board.

XIX.  TERM OF THE PLAN

      No Option, SAR or Restricted Stock shall be granted pursuant to the Plan after ten years from date of adoption of the Plan by the Board.

 XX.  GOVERNING LAW

      The Plan shall be governed by and construed and enforceable in accordance with the laws of Delaware.

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XXI.  NOTICE

      Any notice or filing required or permitted to be given to the Company shall be sufficient if in writing and hand delivered or when sent by U.S. mail, postage prepaid to the principal office of the Company directed to the attention of the Secretary of the Company. Any notice to the Employee must be in writing and is effective when delivered or when mailed by U.S. mail, postage prepaid to the Employee or his personal representatives at his last address on record with the Company.

XXII.  GENDER, SINGULAR AND PLURAL

       All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

XXIII. CAPTIONS

       The captions to the sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

XXIV.  ADOPTION OF THE PLAN

       The date of adoption of this Amended 1988 Employee Stock Plan shall be the date upon which the stockholders approve this Amended Plan.

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